Exhibit 99.1

331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com
Lantheus Reports Third Quarter 2022 Financial Results
•Worldwide revenue of $239.3 million for the third quarter 2022, representing an increase of 134.4% from the prior year period
•GAAP net income of $61.2 million for the third quarter 2022, compared to GAAP net loss of $13.4 million in the prior year period
•GAAP fully diluted net income per share of $0.86 for the third quarter 2022, compared to GAAP fully diluted net loss per share of $0.20 in the prior year period; adjusted fully diluted net income per share of $0.99 for the third quarter 2022, compared to adjusted fully diluted net income per share of $0.08 in the prior year period
•Net cash provided by operating activities was $93.6 million for the third quarter 2022. Free cash flow was $87.5 million in the third quarter 2022
•The Company provides fourth quarter 2022 revenue and adjusted diluted earnings per share guidance; increases full year guidance
NORTH BILLERICA, MA., November 3, 2022 - Lantheus Holdings, Inc. (NASDAQ: LNTH) (Lantheus), a company committed to improving patient outcomes through diagnostics, radiotherapeutics and artificial intelligence solutions that enable clinicians to Find, Fight and Follow disease, today reported financial results for its third quarter ended September 30, 2022.
The Company’s worldwide revenue for the third quarter of 2022 totaled $239.3 million, compared with $102.1 million for the third quarter of 2021, representing an increase of 134.4% from the prior year period.
The Company’s third quarter 2022 GAAP net income was $61.2 million, or $0.86 per fully diluted share, as compared to GAAP net loss of $13.4 million, or $0.20 per fully diluted share for the third quarter of 2021.
The Company’s third quarter 2022 adjusted fully diluted net income per share, or earnings per share ("EPS"), were $0.99, as compared to $0.08 for the third quarter of 2021, representing an increase of approximately $0.91 from the prior year period.
Lastly, net cash provided by operating activities was $93.6 million for the third quarter 2022. Free Cash Flow was $87.5 million in the third quarter of 2022, representing an increase of approximately $85.6 million from the prior year period.
“This quarter, we executed on our strategy and delivered outstanding results,” said Mary Anne Heino, President and Chief Executive Officer. “Through the dedicated efforts of our employees, we grew our market-leading franchises while also investing in our business. As we plan for the future, we believe our leading franchises and strong balance sheet will help us to drive sustainable growth.”
The Company updates its guidance for full year 2022 and offers the following guidance for the fourth quarter:

	Q4 Guidance Issued November 3, 2022	Previous Guidance Issued August 4, 2022
Q4 FY 2022 Revenue	$243 million - $247 million	N/A
Q4 FY 2022 Adjusted Fully Diluted EPS	$0.95 - $0.98	N/A
	FY Guidance Updated November 3, 2022	FY Guidance Issued August 4, 2022
FY 2022 Revenue	$915 million - $919 million	$885 million - $905 million
FY 2022 Adjusted Fully Diluted EPS	$3.80 - $3.83	$3.50 - $3.60
On a forward-looking basis, the Company does not provide GAAP income per common share guidance or a reconciliation of adjusted fully diluted EPS to GAAP income per common share because the Company is unable to predict with reasonable certainty business development and acquisition related expenses, purchase accounting fair value adjustments, and any one-time, non-recurring charges. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. As a result, it is the Company’s view that a quantitative reconciliation of adjusted fully diluted EPS on a forward-looking basis is not available without unreasonable effort.
Internet Posting of Information

The Company routinely posts information that may be important to investors in the “Investors” section of its website at www.lantheus.com. The Company encourages investors and potential investors to consult its website regularly for important information about the Company.
Conference Call and Webcast
As previously announced, the Company will host a conference call and webcast on Thursday, November 3, 2022, at 8:00 a.m. ET. To access the conference call or webcast, participants should register online at https://investor.lantheus.com/news-events/calendar-of-events.
A replay will be available approximately two hours after completion of the webcast and will be archived on the same web page for at least 30 days.
The conference call will include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the Investor Relations section of our website located at www.lantheus.com.
The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.
About Lantheus Holdings, Inc.
With more than 60 years of experience in delivering life-changing science, Lantheus is committed to improving patient outcomes through diagnostics, radiotherapeutics and artificial intelligence solutions that enable clinicians to Find, Fight and Follow disease. Lantheus is headquartered in Massachusetts and has offices in New Jersey, Canada and Sweden. For more information, visit www.lantheus.com.
Non-GAAP Financial Measures
The Company uses non-GAAP financial measures, such as adjusted net income and its line components; adjusted net income per share - fully diluted; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. However, these measures may exclude items that may be highly variable, difficult to predict and of a size that could have a substantial impact on the Company’s reported results of operations for a particular period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.
Safe Harbor for Forward-Looking and Cautionary Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by their use of terms such as “anticipate,” “believe,” “confident,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “introduce,” “may,” “momentum,” “plan,” “predict,” “progress,” “project,” “promising,” “target,” “will,” “would” and other similar terms. Such forward-looking statements are based upon current plans, estimates and expectations that are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements include: (i) our ability to continue to grow PYLARIFY as a commercial product, including (A) our ability to obtain FDA approval for additional positron emission tomography (“PET”) manufacturing facilities (“PMFs”) to manufacture PYLARIFY, (B) the ability of PMFs to manufacture PYLARIFY to meet product demand, (C) our ability to sell PYLARIFY to customers, (D) our ability to obtain and maintain adequate coding, coverage and payment for PYLARIFY, and (E) our ability to establish PYLARIFY as a leading PSMA PET imaging agent in an increasingly competitive environment in which other PSMA PET imaging agents have been approved and additional ones are in development; (ii) continued market expansion and penetration for our established commercial products, particularly DEFINITY, in the face of segment competition and potential generic competition, including as a result of patent and regulatory exclusivity expirations and challenges; (iii) the global Molybdenum-99 (“Mo-99”) supply; (iv) our ability to have third party manufacturers manufacture our products and our ability to manufacture DEFINITY in our in-house manufacturing facility; (v) our ability to successfully launch PYLARIFY AI as a commercial product; (vi) the continuing impact of the global COVID-19 pandemic on our business, supply chain, financial conditions and prospects; (vii) the efforts and timing for clinical development and regulatory approval of our product candidates and new clinical applications and territories for our products, in each case, that we may develop, including 1095 and NM-01, or that our strategic partners may develop, including piflufolastat F 18 in Europe and flurpiridaz fluorine-18 (“F 18”); (viii) our ability to identify and acquire or in-license additional diagnostic and therapeutic product opportunities in oncology and other strategic areas; (ix) the potential reclassification by the FDA of certain of our products and product candidates from drugs to devices with the expense, complexity and potentially more limited competitive protection such reclassification could cause; and (x) the risk and uncertainties discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q).
- Tables Follow -

Lantheus Holdings, Inc.
Consolidated Statements of Operations
(in thousands, except per share data – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues	$239,292	$102,073	$671,895	$295,646
Cost of goods sold	91,859	59,404	257,363	165,859
Gross profit	147,433	42,669	414,532	129,787
Operating expenses
Sales and marketing	25,414	17,195	73,260	48,999
General and administrative	23,759	28,550	93,945	87,865
Research and development	12,517	11,252	39,455	33,673
Total operating expenses	61,690	56,997	206,660	170,537
Gain on sale of assets	—	—	—	15,263
Operating income (loss)	85,743	(14,328)	207,872	(25,487)
Interest expense	1,626	1,569	4,604	6,224
Gain on extinguishment of debt	—	—	—	(889)
Other income	1,101	3,940	306	3,209
Income (loss) before income taxes	83,016	(19,837)	202,962	(34,031)
Income tax expense (benefit)	21,784	(6,422)	55,710	(2,967)
Net income (loss)	$61,232	$(13,415)	$147,252	$(31,064)
Net income (loss) per common share:
Basic	$0.89	$(0.20)	$2.15	$(0.46)
Diluted	$0.86	$(0.20)	$2.08	$(0.46)
Weighted-average common shares outstanding:
Basic	68,756	67,623	68,482	67,409
Diluted	71,075	67,623	70,669	67,409

Lantheus Holdings, Inc.
Consolidated Revenues Analysis
(in thousands – unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	% Change	2022	2021	% Change
DEFINITY	$60,740	$57,636	5.4%	$181,374	$173,448	4.6%
TechneLite	22,094	22,680	(2.6)%	64,139	69,252	(7.4)%
Other precision diagnostics	6,175	7,563	(18.4)%	16,803	21,289	(21.1)%
Total precision diagnostics	89,009	87,879	1.3%	262,316	263,989	(0.6)%
PYLARIFY	143,754	7,724	N/A	366,763	7,997	N/A
Other radiopharmaceutical oncology	928	1,166	(20.4)%	3,183	5,206	(38.9)%
Total radiopharmaceutical oncology	144,682	8,890	1,527.5%	369,946	13,203	2702.0%
Strategic Partnerships and other revenue	5,601	5,304	5.6%	39,633	18,454	114.8%
Total revenues	$239,292	$102,073	134.4%	$671,895	$295,646	127.3%

Lantheus Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss)	$61,232	$(13,415)	$147,252	$(31,064)
Stock and incentive plan compensation	8,103	3,867	21,138	11,772
Amortization of acquired intangible assets	8,306	8,374	24,918	19,133
Acquired debt fair value adjustment	—	—	—	(307)
Contingent consideration fair value adjustments	(1,500)	2,600	25,400	28,500
Non-recurring severance related fees	—	(6)	—	522
Non-recurring fees	—	—	(384)	—
Extinguishment of debt	—	—	—	(889)
Gain on sale of assets	—	—	—	(15,263)
Strategic collaboration and license costs	—	—	500	—
Integration costs	—	63	—	93
Acquisition-related costs	169	62	868	726
Impairment of long-lived assets	—	9,540	—	9,540
ARO Acceleration and other related costs	1,287	—	3,087	—
Other	106	7	111	60
Income tax effect of non-GAAP adjustments(a)	(7,038)	(5,411)	(21,512)	(6,059)
Adjusted net income	$70,665	$5,681	$201,378	$16,764
Adjusted net income, as a percentage of revenues	29.5%	5.6%	30.0%	5.7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss) per share - diluted	$0.86	$(0.20)	$2.08	$(0.46)
Stock and incentive plan compensation	0.11	0.05	0.30	0.18
Amortization of acquired intangible assets	0.12	0.12	0.36	0.28
Acquired debt fair value adjustment	—	—	—	(0.01)
Contingent consideration fair value adjustments	(0.02)	0.04	0.36	0.42
Non-recurring severance related fees	—	—	—	0.01
Non-recurring fees	—	—	(0.01)	—
Extinguishment of debt	—	—	—	(0.01)
Gain on sale of assets	—	—	—	(0.23)
Strategic collaboration and license costs	—	—	0.01	—
Integration costs	—	—	—	—
Acquisition-related costs	—	0.01	0.01	0.01
Impairment of long-lived assets	—	0.14	—	0.14
ARO Acceleration and other related costs	0.02	—	0.04	—
Other	—	—	—	—
Income tax effect of non-GAAP adjustments(a)	(0.10)	(0.08)	(0.30)	(0.09)
Adjusted net income per share - diluted	$0.99	$0.08	$2.85	$0.24
Weighted-average common shares outstanding - diluted	71,075	69,237	70,669	68,674
(a)The income tax effect of the adjustments between GAAP net loss and non-GAAP adjusted net income takes into account the tax treatment and related tax rate that apply to each adjustment in the applicable tax jurisdiction.

Lantheus Holdings, Inc.
Reconciliation of Free Cash Flow
(in thousands – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net cash provided by operating activities	$93,568	$4,340	$176,429	$40,027
Capital expenditures	(6,090)	(2,420)	(13,623)	(7,596)
Free cash flow	$87,478	$1,920	$162,806	$32,431

Net cash (used in) provided by investing activities	$(6,090)	$(2,420)	$(11,823)	$8,227
Net cash used in financing activities	$(1,959)	$(1,726)	$(6,149)	$(37,232)

Lantheus Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands – unaudited)

	September 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$257,259	$98,508
Accounts receivable, net	197,276	89,336
Inventory	34,793	35,129
Other current assets	12,570	12,818
Total current assets	501,898	235,791
Property, plant and equipment, net	120,826	116,772
Intangibles, net	323,591	348,510
Goodwill	61,189	61,189
Deferred tax assets, net	46,806	62,764
Other long-term assets	41,628	38,758
Total assets	$1,095,938	$863,784
Liabilities and stockholders’ equity
Current liabilities
Current portion of long-term debt and other borrowings	$15,372	$11,642
Accounts payable	30,135	20,787
Accrued expenses and other liabilities	190,477	58,068
Total current liabilities	235,984	90,497
Asset retirement obligations	23,358	20,833
Long-term debt, net and other borrowings	152,057	163,121
Other long-term liabilities	46,489	124,894
Total liabilities	457,888	399,345
Total stockholders’ equity	638,050	464,439
Total liabilities and stockholders’ equity	$1,095,938	$863,784

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Contacts:
Mark Kinarney
Vice President, Investor Relations
978-671-8842
ir@lantheus.com

Melissa Downs
Senior Director, Corporate Communications
646-975-2533
media@lantheus.com